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                                                                    EXHIBIT 10.8
                                                                    ------------

                          HEADLANDS MORTGAGE COMPANY

                    FOUNDERS REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement) is made and entered into as of December ___, 1997, by and among Headlands Mortgage Company, a California corporation (the "Company"), and the undersigned stockholders of the Company.

     In consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.     DEFINITIONS
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     As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Affiliate" of a specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control," when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled have meanings correlative to the foregoing.

     "Common Stock" shall mean the Company's Common Stock.

     "Company" shall mean Headlands Mortgage Company, a California corporation, until a successor replaces it and thereafter means such successor.

     "Company Allotment" shall be as defined in Section 3(b).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Holders" shall be as defined in Section 2(b) hereof.

     "Holders Allotment" shall be as defined in 4(b).

     "NASD" means National Association of Securities Dealers, Inc.

     "NASDAQ/NMS shall mean Nasdaq National Market.

     "Other Holders Allotment" shall be as defined in Section 4(b).

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     "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

     "Piggyback Notice" shall have the meaning as set in forth Section 3(a) hereof.

     "Piggyback Underwritten Offering" shall have the meaning as set forth in
Section 3(a) hereof.

     "Proceeding" shall mean an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), where commenced or threatened.

     "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in this Prospectus.

     "Registrable Securities" shall mean the shares of Common Stock held by such Holder on the date of this Agreement until such time as such shares of Common Stock shall have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering such shares, or are otherwise freely transferable by the holder without requirement of registration under the Securities Act.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements of such Registration Statement and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

     "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     "SEC" shall mean the Securities and Exchange Commission.

     "Underwriter" shall mean any Underwriter, placement agent, selling broker, dealer manager, qualified independent Underwriter or similar securities industry professional.

     "Underwritten Registration or Underwritten Offering" shall mean a registration in which securities of the Company are sold to an Underwriter for re-offering to the public.

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SECTION 2.   SECURITIES SUBJECT TO THIS AGREEMENT

             (a)    Registrable Securities. The securities entitled to the
                    ----------------------
benefits of this Agreement are the Registrable Securities.

             (b)    Holders of Registrable Securities. A Person is deemed to be
                    ---------------------------------
a Holder of Registrable Securities (each, a "Holder") whenever such Person owns Registrable Securities.

SECTION 3.   PIGGYBACK REGISTRATION

             (a)    Right to Piggyback. If the Company proposes to file a
                    ------------------
Registration Statement under the Securities Act with respect to a firm commitment underwritten public offering of Common Stock (other than a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities at least fifteen (15) days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such Holders the opportunity to include in such Underwritten Offering such amount of Registrable Securities as each such Holder may request (a "Piggyback Underwritten Offering"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten
(10) days after notice has been given to the applicable Holder (which request shall specify the intended method of distribution). The Holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Underwritten Offering at any time prior to the effective date of such Piggyback Underwritten Offering.

             (b)    Priority on Piggyback Underwritten Offerings. The Company
                    --------------------------------------------
shall cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit Holders of Registrable Securities to include all such Registrable Securities requested to be included in the Piggyback Underwritten Offering on the same terms and conditions as any other shares of Common Stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such Piggyback Underwritten Offering have informed the Company in writing that it is their opinion that the total amount of securities that such Holders, the Company and any other Persons having rights to participate in such offering, intended to include in such offering is such as to materially and adversely affect the success of such offering, then the Common Stock to be offered in the Piggyback Underwritten Offering shall be the amount recommended by such managing Underwriter or Underwriters and the Common Stock to be included in such Piggyback Underwritten Offering shall be included in the following order of priority: (i) for the account of the Company, as many shares as the Company may desire or be permitted to sell at such time (the "Company Allotment"); (ii) for the account of all such other Persons (other than the Company), as many shares as such Persons may desire to sell at such time, (the "Other Holders Allotment"); and (iii) the remaining capacity, if any, for the account of the Holders (the "Holders Allotment"), to be divided among such Holders pro rata in production to the respective dollar amounts of such securities requested to be registered.

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SECTION 4.     HOLD-BACK AGREEMENTS

               (a)  Restrictions on Public Sale by Holders of Registrable
                    -----------------------------------------------------
Securities. Each Holder of Registrable Securities agrees, in connection with
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any sale of securities by the Company and in connection with any Registration
Statement filed pursuant to Section 3 hereof in which all or a portion of the Company Allotment is being sold, until such time as there are no remaining Registrable Securities, if requested (pursuant to a timely written notice) by the Company or the managing Underwriter or Underwriters in an Underwritten Offering, not to effect any public sale or distribution of any of its Registrable Securities, including a sale pursuant to Rule 144 (except as part of such Underwritten Offering), during the sale pursuant to Rule 144 (except as part of such Underwritten Offering), during the period beginning ten (10) days prior to, and ending ninety (90) days after, the closing date of such Underwritten Offering made by the Company or pursuant to such Registration Statement, unless a shorter time period is agreed to be the managing Underwriter or Underwriters.

               (b)  Restrictions on Public Sale by the Company. The Company
                    ------------------------------------------
agrees that without the written consent of the managing Underwriter or Underwriters in an Underwritten Offering of Registrable Securities as described in Section 3 hereof in which all or a portion of the Holders Allotment is being sold, it will not affect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the ten (10) day period prior to, and the ninety (90) day period beginning on, the closing date of each such Underwritten Offering, unless a shorter time period is agreed to by the managing Underwriter or Underwriters (except (v) as part of such Underwritten Registration, (w) pursuant to registrations on Form S-4 or Form S-8 or any successor form to such forms or pursuant to any unregistered offering to the Company's employees or directors, or to employees of its subsidiaries, pursuant to any employee benefit plan (as defined in Rule 405 under the Securities Act) or dividend reinvestment plan, (x) pursuant to the conversion of preferred stock or exercise of warrants, (y) in connection with an exchange offer or (z) in connection with the acquisition of assets by the Company or its subsidiaries).

SECTION 5.     REGISTRATION PROCEDURES

     In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company shall effect such registration(s) to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, as follows:

               (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereof (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall notify the Holders of the Registrable Securities covered by such Registration Statement, their counsel and managing Underwriters, if any, of its intention to file such documents, and upon request shall furnish to such parties so

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requesting copies of all such documents, and upon request shall furnish to such parties so requesting copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their counsel and such Underwriters, if any, provided, however, that the Company shall not be required to deliver to such Holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such Holders.

          (b) Prepare and file with the SEC such amendments to each Registration Statement as may be necessary to cause such Registration Statement to become effective with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

          (c) Notify the selling Holders of Registrable Securities, their counsel and the managing Underwriters, if any, promptly, and (if requested by any such Person), confirm such notice in writing, (i) when a Registration Statement or any amendment thereto has been filed, and, with respect to a Registration Statement, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information (provided, the Company shall not be required to notify the Holders or their counsel of all "comment" letters received by the Company from the SEC or to deliver copies of such comment letters of the Company's responses thereto to the Holders or their counsel unless such letters request information from or about the Holders), (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cases to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

          (e) If requested by managing Underwriters, if any, or the Holders of a majority of the then outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing Underwriters, if any, and such Holders may
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reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided however, that the Company shall not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

          (f) Furnish to a selling Holder of Registrable Securities, their counsel and each managing Underwriter, if any, without charge, at lease one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or Underwriter).

          (g) Deliver to each selling Holder of Registrable Securities, their counsel, and the Underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

          (h) Use its best efforts to register or qualify, or obtain an exemption therefrom (or cooperate with the selling Holders of Registrable Securities, the Underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification)) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller (or Underwriter) reasonably requests in writing and to keep such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the selling Holders of Registrable Securities and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form eligible for deposit with the Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriters, if any, or Holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, or in any other such sale within ten (10) business days.

          (j) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all best

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respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the Underwriters, if any, to consummate the disposition of such Registrable Securities.

          (k) Upon the occurrence of any event contemplated by Section 5(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

          (m) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be quoted on the NASDAQ/NMS or listed on a national securities exchange.

          (n) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing Underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by users to Underwriters in Underwritten Offerings, and if true, confirm the same if and when requested,
(ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing Underwriters, if any, and counsel to the Holders of the Registrable Securities being sold), addressed to each selling Holder of Registrable Securities and each of the Underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and Underwriters, (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection

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with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their counsel and the managing Underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 5(b)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (o) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any Underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling Holders or Underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, Underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order,
(ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities by the Company or its subsidiaries in violation of law.

     (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securities Holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than forty-five
(45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year)
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sole to Underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to Underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall cover said twelve
(12) month periods.

     (q) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

     (r) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD.

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     The Company may require each seller Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

     Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), (iii), (v) or
(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing by the Company that the use of applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

SECTION 6.     REGISTRATION EXPENSES

               (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless whether a Registration Statement filed pursuant to Section 3 herein becomes effective, including without limitation:

                    (i) all registration and filing fees and expenses associated with any SEC filing;

                    (ii) fees and expenses of compliance with federal securities or state blue sky laws (including fees and disbursements of counsel for the Underwriters or selling Holders in connection with the "blue sky" qualifications of the Registrable Securities pursuant to 5(h) herein);

                    (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), messenger and delivery services and telephone.

                    (iv) reasonable fees and disbursements of counsel for the Company and for the Holders of the Registrable Securities (subject to the provisions of Section 4(b) hereof);

                    (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (vi) fees and expenses associated with any NASD filing required to be made in connection with a Registration Statement, including, if applicable, the fees and expenses

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of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

                    (vii) fees and expenses of listing the Registrable Securities on any securities exchange or quotation system in accordance with
Section 5(m) hereof. All such expenses being herein called "Registration Expenses."

               The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of the Registrable Securities shall bear the expense of any broker's commission or Underwriters' discount or commission.

               (b) In connection with the Registration Statement, the Company will reimburse the Holders of Registrable Securities being registered pursuant to such Registration Statement for the fees and disbursements of not more than one counsel chosen by a majority of the Holders of the for the fees and disbursements of not more than one counsel chosen by a majority of the Holders of the Registrable Securities to be included in the Registration Statement; provided, however, that in the case of an Underwritten Offering which includes shares of Common Stock, such counsel shall be chosen by the Holders of a majority of the shares of Common Stock to be included in such Underwritten Offering. Notwithstanding the provisions of this Section 6, each Holder of Registrable Securities shall pay all registration expenses to the extent required by applicable law.

SECTION 7.     INDEMNIFICATION

               (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder an "Indemnified Holder") and each Underwriter participated in the distribution (each such Underwriter as "Indemnified Underwriter") and each person that controls each Indemnified Holder or Indemnified Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of any Indemnified Holder or Indemnified Underwriter from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or setting any such action or claim) as they are incurred arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder or Indemnified Underwriter in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder or Indemnified Underwriter to the Company expressly for use

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therein, and (ii) the Company shall not be liable to any Indemnified Holder or
Indemnified Underwriter under the indemnity agreement in this Section 7(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results solely from the fact that any Indemnified Holder or Indemnified Underwriter sold Registrable Securities to a person to whom there was not sent or give, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished sufficient copies thereof to the Indemnified Holder or Indemnified Underwriter.

          (b) If any action or proceeding (including any governmental or regularly investigation or proceeding) shall be brought or asserted against any Indemnified Holder or Indemnified Underwriter with respect to which indemnity may be sought against the Company pursuant to Section 7(a) such Indemnified Holder or Indemnified Underwriter shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonable satisfactory of such Indemnified Holder or Indemnified Underwriter and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder or Indemnified Underwriter (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder or Indemnified Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel satisfactory to the Indemnified Holder or Indemnified Underwriter or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder or Indemnified Underwriter and the Company and such Indemnified Holder or Indemnified Underwriter shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder or Indemnified Underwriter). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders or Indemnified Underwriters, which firm shall be designated in writing by the majority of Holders of the Registrable Securities on behalf of the Holders of all of the Registrable Securities, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder or Indemnified Underwriter from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder or Indemnified Underwriter affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder or Indemnified Underwriter has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder or Indemnified Underwriter from all liability arising out of such action, claim, litigation or proceeding.

          (c) Each Holder and Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the extent as the foregoing indemnity from the Company to any Indemnified Holder or Indemnified Underwriter, but only with respect to information relating to each Holder and Underwriter furnished to the Company in writing by each Holder or Underwriter, respectively, expressly for use in the Registration Statement, Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus and in respect of which indemnification may be sought against each Holder and Underwriter pursuant to this Section 7(c), each Holder and Underwriter shall have the rights and duties given to the Company by Section 7(a) (except that if the Company shall have assumed the defense thereof, each Holder and Underwriter may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Holder or Underwriter) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders or Indemnified Underwriters by Section 7(b).

          (d) If the indemnification provided for in this Section 7 is unavailable to any party entitled to indemnification pursuant to Section 7(a) or
(c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses
(i) in such proportion as is appropriate to reflect the benefits received by the Company on the one hand, and each Indemnified Holder or Indemnified Underwriter on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other in connection with the statement or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net discounts and commissions received by each Indemnified Holder or Indemnified Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand each Indemnified Holder or Indemnified Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder or Indemnified Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (e) The Company and each Indemnified Holder or Indemnified Underwriter agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

             (f)    The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

SECTION 8.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

     No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, hold-back agreements and other documents required under the terms of such underwriting arrangements, and (c) furnishes the Company in writing information in accordance with the second to the last paragraph of Section 5 and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as contemplated by Section 7(c).

SECTION 9.   MISCELLANEOUS

             (a)    Remedies. Each Holder of Registrable Securities, in addition
                    --------
to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defence in any action for specific performance that a remedy at law would be adequate.

             (b)    No Inconsistent Agreements. The Company will not on or after
                    --------------------------
the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

          (c)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures with the provisions hereof may not be given unless the Company has obtained the written consent of a majority of the Holders of the Registrable Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Registrable Securities sold.

          (d)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courtier guaranteeing overnight delivery:

               (i) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company; and

               (ii)  if to the Company, to

                     Headlands Mortgage Company
                     1100 Larkspur Landing Circle
                     Suite 101
                     Larkspur, California 94939
                     Attn: President

               with a copy to:

                     Tobin & Tobin
                     One Montgomery Street, 15th Floor
                     San Francisco, CA 94104
                     Attn: Phillip R. Pollock

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          (e)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, and subsequent Holders of Registrable Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Registrable Securities unless and to the extent such successor or assign acquired Registrable Securities from such Holder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement and by taking and holding such Registrable Securities such person shall be conclusively seemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings of this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the state of New York, without regard to the conflict of law rules thereof.

          (i)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than referred to herein with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                                HEADLANDS MORTGAGE COMPANY

                                        By____________________________________
                                          Peter T. Paul, President

STOCKHOLDERS:                           JESSICA M. PAUL IRREVOCABLE TRUST


                                        By *
                                          ------------------------------------
                                          Daniel W. Paul, as Trustee of the
                                          Jessica M. Paul Irrevocable Trust
                                          dated May 21, 1997

                                        THE JESSICA M. PAUL GRANTOR TRUST


                                        By *
                                          ------------------------------------
                                          Gilbert J. MacQuarrie, as Trustee of
                                          the Jessica M. Paul Grantor Trust
                                          dated May 21, 1997

                                        PETER T. PAUL LIVING TRUST

                                        By *
                                          ------------------------------------
                                          Peter T. Paul, as Trustee of the
                                          Peter T. Paul Living Trust dated May
                                          21, 1997

                                           *
                                        --------------------------------------
                                        DENNIS M. HART

                                           *
                                        --------------------------------------
                                        KATHERINE E. HART

                                           *
                                        --------------------------------------
                                        D. MICHAEL HART, JR.

                                           *
                                        --------------------------------------
                                        ELIZABETH A. HART

                                           *
                                        --------------------------------------
                                        CHRISTOPHER K. HART

__________________________________________
/*/By Peter T. Paul as Voting Trustee
Pursuant to the Voting Trust Agreement
Dated as of September 15, 1997, as Amended